Exhibit 99.1 Public Service Enterprise Group THIRD QUARTER 2025 NYSE: PEG Financial Results Presentation November 3, 2025

PSEG Third Quarter 2025 Forward-Looking Statements Certain of the matters discussed in this report about our and our subsidiaries’ future performance, • fluctuations in, or third-party default risk in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; including, without limitation, future revenues, earnings, strategies, prospects, consequences, and • the ability to obtain adequate nuclear fuel supply; all other statements that are not purely historical constitute “forward-looking statements” within • changes in technology related to energy generation, distribution and consumption and the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking changes in customer usage patterns; statements are subject to risks and uncertainties, which could cause actual results to differ • third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel; materially from those anticipated. Such statements are based on management’s beliefs as well as • any inability to meet our commitments under forward sale obligations and Regional assumptions made by and information currently available to management. When used herein, the Transmission Organization rules; words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” • the impact of changes in state and federal legislation and regulations on our business, “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to including PSE&G’s ability to recover costs and earn returns on authorized investments; • PSE&G’s proposed investment projects or programs may not be fully approved by identify forward-looking statements. Factors that may cause actual results to differ are often regulators and its capital investment may be lower than planned; presented with the forward-looking statements themselves. Other factors that could cause actual • our ability to receive sufficient financial support for our New Jersey nuclear plants from results to differ materially from those contemplated in any forward-looking statements made by us the markets, production tax credit and/or zero emission certificates program; herein are discussed in filings we make with the United States Securities and Exchange • adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form returns; 10-Q and Form 8-K. These factors include, but are not limited to: • risks associated with our ownership and operation of nuclear facilities and third-party • any inability to successfully develop, obtain regulatory approval for, or construct operation of co-owned nuclear facilities, including increased nuclear fuel storage costs, transmission and distribution, and our nuclear generation projects; regulatory risks, such as compliance with the Atomic Energy Act and trade control, • the physical, financial and transition risks related to climate change, including risks relating environmental and other regulations, as well as operational, financial, environmental and to potentially increased legislative and regulatory burdens, changing customer preferences health and safety risks; and lawsuits; • changes in federal, state and local environmental laws and regulations and enforcement; • any equipment failures, accidents, critical operating technology or business system • delays in receipt of, or an inability to receive, necessary licenses and permits and siting failures, natural disasters, severe weather events, acts of war, terrorism or other acts of approvals; and violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents • changes in tax laws and regulations. that may impact our ability to provide safe and reliable service to our customers; • any inability to recover the carrying amount of our long-lived assets; All of the forward-looking statements made in this report are qualified by these cautionary • disruptions or cost increases in our supply chain, including labor shortages; statements and we cannot assure you that the results or developments anticipated by • any inability to maintain sufficient liquidity or access sufficient capital on commercially management will be realized or even if realized, will have the expected consequences to, or reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information effects on, us or our business, prospects, financial condition, results of operations or cash flows. technology, operational or other systems; Readers are cautioned not to place undue reliance on these forward-looking statements in • an increasing demand for power and load growth, potentially compounded by a shift away making any investment decision. Forward-looking statements made in this report apply only as from natural gas toward increased electrification; of the date of this report. While we may elect to update forward-looking statements from time to • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; time, we specifically disclaim any obligation to do so, even in light of new information or future • the impact of our covenants in our debt instruments and credit agreements on our events, unless otherwise required by applicable securities laws. business; • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning The forward-looking statements contained in this report are intended to qualify for the safe Trust Fund and increases in funding requirements; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of • any inability to enter into or extend certain significant contracts; the Securities Exchange Act of 1934, as amended. • development, adoption and use of Artificial Intelligence by us and our third-party vendors; 2 2

PSEG Third Quarter 2025 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income Net Income, which is an indicator of financial performance reported in accordance with accounting principles generally determined in accordance with GAAP. In addition, non-GAAP accepted in the United States (GAAP). Operating Earnings is a Operating Earnings as presented in this report may not be non-GAAP financial measure that differs from Net Income. Non- comparable to similarly titled measures used by other GAAP Operating Earnings exclude the impact of gains (losses) companies. associated with the Nuclear Decommissioning Trust (NDT), Due to the forward-looking nature of non-GAAP Operating Mark-to-Market (MTM) accounting and other material infrequent Earnings guidance, PSEG is unable to reconcile this non-GAAP items. The last two slides in this presentation (Slides A and B) financial measure to the most directly comparable GAAP include a list of items excluded from Net Income to reconcile to financial measure because comparable GAAP measures are not non-GAAP Operating Earnings with a reference to those slides reasonably accessible or reliable due to the inherent difficulty in included on each of the slides where the non-GAAP information forecasting and quantifying measures that would be required for appears. such reconciliation. Namely, we are not able to reliably project Management uses non-GAAP Operating Earnings in its internal without unreasonable effort MTM and NDT gains (losses), for analysis, and in communications with investors and analysts, as future periods due to market volatility. These items are a consistent measure for comparing PSEG’s financial uncertain, depend on various factors, and may have a material performance to previous financial results. The presentation of impact on our future GAAP results. non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication or the Form 8-K to which it is an exhibit. 3 3

PSEG Third Quarter 2025 PSEG Q3 and Year-to-Date 2025 Highlights Third Quarter and YTD Results • Net Income of $1.24 per share in Q3 2025 and $3.59 per share YTD • Non-GAAP Operating Earnings of $1.13 per share in Q3 2025 and $3.33 per share YTD – up ~26% and ~17%, respectively Operational Excellence • PSE&G effectively maintained high system reliability and efficient customer response times, restoring all impacted electric customers within 24 hours and over 200 gas services within a four-day period, following a July NJ state of emergency caused by a severe storm and flooding • Hope Creek completed a breaker-to-breaker run, operating for 499 continuous days since its last refueling outage, and recently completed work to extend its fuel cycle from 18 to 24 months Disciplined Investment • PSE&G invested ~$1 billion in Q3 and $2.7 billion year-to-date as part of full year 2025 regulated capital spending plan of ~$3.8 billion • Regulated capital investment program for 2025 - 2029 of $21 billion - $24 billion, driven by infrastructure modernization, energy efficiency, and growing customer demand See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, competitively bid regulated transmission investments, Parent and Other.

PSEG Third Quarter 2025

# PSEG Updates Full-Year 2025 Outlook to Upper Half of Guidance


~9.5% Year-Over-Year Growth
$4.00 - $4.06
$3.68
2024 Non-GAAP Operating Earnings
2025E Non-GAAP Operating Earnings Guidance

- PSEG narrows 2025 non-GAAP Operating Earnings guidance to $4.00 - $4.06 per share (from $3.94 - $4.06 per share prior)
- Regulated capital spending plan of ~$3.8 billion for 2025 focused on continued investments in infrastructure modernization, energy efficiency and load growth
- PSEG's long-term non-GAAP earnings growth outlook of 5%-7% through 2029 is unchanged
- Total PSEG capital program of $22.5B - $26B for 2025-2029
- $21B - $24B regulated capital investment program for 2025-2029, supports PSE&G's Rate Base CAGR of 6%-7.5% over the same period
- Solid balance sheet supports execution of robust 5-year capital plan without the need to issue equity or sell assets
- Growth beyond forecasted 2025-2029 CAGR range could be achieved through opportunities to contract existing nuclear output under multi-year agreements and potential incremental capital investments

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PSEG Third Quarter 2025 Q3 2025 Review 6

PSEG Third Quarter 2025 PSEG Q3 Results PSEG Summary – Three Months ended September 30, Net Income ($ in millions) 2025 2024 Change PSE&G $515 $379 $136 PSEG Power & Other $107 $141 $(34) Total PSEG $622 $520 $102 Non-GAAP Operating Earnings ($ in millions) 2025 2024 Change PSE&G $515 $379 $136 PSEG Power & Other $50 $69 $(19) Total PSEG $565 $448 $117 7 7 See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other.

PSEG Third Quarter 2025 PSEG EPS Reconciliation – Q3 Results $1.40 $1.24 $(0.04) $0.27 $1.20 $1.13 $1.04 Gross Margin 0.01 O&M (0.05) $1.00 $0.90 Interest (0.02) Distribution: Depreciation 0.01 $0.80 Margin 0.30 Taxes & Other 0.01 O&M (0.02) Depreciation & Interest $0.60 (0.03) Taxes & Other 0.02 $0.40 $0.20 $0.00 Q3 2024 Q3 2024 PSE&G PSEG Q3 2025 Q3 2025 Net Income Operating Earnings Power & Other Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. 8 8 Results may not add due to rounding. $ / share

PSEG Third Quarter 2025 PSEG YTD Results PSEG Summary – Nine Months ended September 30, Net Income ($ in millions) 2025 2024 Change PSE&G $1,393 $1,169 $224 PSEG Power & Other $403 $317 $86 Total PSEG $1,796 $1,486 $310 Non-GAAP Operating Earnings ($ in millions) 2025 2024 Change PSE&G $1,393 $1,169 $224 PSEG Power & Other $274 $249 $25 Total PSEG $1,667 $1,418 $249 9 9 See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other.

PSEG Third Quarter 2025 PSEG EPS Reconciliation – YTD Results $3.59 $3.60 $3.33 $0.05 $0.44 $3.20 Gross Margin 0.07 $2.97 $2.84 O&M (0.05) $2.80 Distribution: Depreciation 0.01 Margin 0.61 Interest (0.06) $2.40 O&M (0.06) Taxes & Other 0.08 Depreciation & Interest (0.10) $2.00 Taxes & Other (0.01) $1.60 $1.20 $0.80 $0.40 $0.00 YTD 2024 YTD 2024 PSE&G PSEG Power & Other YTD 2025 YTD 2025 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP) (non-GAAP) See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG and PSEG Power & Other. 10 10 Results may not add due to rounding. $ / share

PSEG Third Quarter 2025

# PSE&G
## *Q3 and Year-to-Date 2025 Highlights*

### Operations

- Residential Electric and Gas customer count, a driver of margin growth under the Conservation Incentive Program (CIP), each grew by ~1% for the trailing 12 months ended September 30, 2025
- Weather-normalized sales for the trailing 12 months ended September 30:
  - Electric sales were flat
  - Gas sales decreased by 1%
- PSE&G replaced year-to-date ~170 miles of gas main and ~22,000 associated gas services to homes and businesses as scheduled under gas main replacement program
  - Reduced reported methane emissions by over 30% system wide since 2018 through GSMP

### Regulatory and Market Environment

- Implemented 2025 Summer Relief Initiative providing support to customers
- PSE&G filed annual transmission formula rate update with FERC in October, resulting in ~$82 million in increased annual transmission revenue effective January 1, 2026, subject to true-up
- PSE&G filed with BPU a change in the basic gas supply commodity charge to ~$0.36 per therm (from ~$0.33 per therm) as of December 1, 2025
- PSE&G large load inquires for new service connections rose to ~11,500 megawatts as of September 30, 2025

### Financial

- PSE&G invested ~$1 billion in Q3 and ~$2.7 billion YTD; regulated capital investment program of ~$3.8 billion for 2025
- In August, PSE&G issued $450 million of 4.90% Secured Medium-Term Notes due August 2035

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PSEG Third Quarter 2025

# PSEG Power & Other

| Nuclear Generation Measures | | | | |
|---|---|---|---|---|
| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
| | 2025 | 2024 | 2025 | 2024 |
| Capacity Factor | 92.4% | 94.5% | 93.7% | 91.4% |
| Fuel Cost ($ millions) | $53 | $52 | $154 | $145 |
| Generation (GWh) | 7,903 | 8,087 | 23,769 | 23,294 |
| Fuel Cost ($/MWh) | $6.68 | $6.37 | $6.49 | $6.22 |
| Refueling Outages: | 2025: | Spring – S1 | Fall – HC, PB3 | |
| | 2024: | Spring – HC | Fall – S2, PB2 | |

## Other Financial Considerations

- For 2025, total nuclear generation is forecasted to be 30-32 TWh
- Realized energy price historically aligned with the PECO hub
- Hope Creek completed work to extend fuel cycle from 18 to 24 months
- PSEG Long Island OSA to manage LIPA's T&D utility was extended for five years through 2030, subject to New York State Comptroller approval
- PSEG redeemed at maturity $550 million of 0.8% Senior Notes in August

| PJM Capacity Auction Results | | |
|---|---|---|
| Delivery Period | PSEG's Average Prices | PSEG's Cleared Capacity |
| June 2024 – May 2025 | $61/MW-Day | 3,700 MW |
| June 2025 – May 2026 | $270/MW-Day | 3,500 MW |
| June 2026 – May 2027 | $329/MW-Day | 3,500 MW |

| Illustrative Gross Margin Change Above PTC | | | |
|---|---|---|---|
| Output | $10/MWh | $25/MWh | $50/MWh |
| 10 TWh | $100M | $250M | $500M |
| 20 TWh | $200M | $500M | $1,000M |
| 30 TWh | $300M | $750M | $1,500M |

Note: Generation indicates net generation. Average Prices and Cleared Capacity reflect base and incremental auctions.
PJM's new conversion of ICAP (installed capacity) to UCAP (unforced capacity, which is what is bid), has resulted in less UCAP per MW of ICAP. PSEG Nuclear sold the full UCAP value of the units.

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PSEG Third Quarter 2025 Appendix 13

PSEG Third Quarter 2025

# PSEG Maintains a Solid Financial Position

## PSEG

**PSEG Senior Unsecured Credit Ratings**
Moody's = Baa2 / Outlook = Stable    S&P = BBB / Outlook = Stable

| | |
|---|---|
| **PSEG Long-term Debt Outstanding** | **$5.31B** |
| **PSEG Consolidated Debt to Capitalization** | **58%** |

**PSEG Power Senior Unsecured Credit Ratings**
Moody's = Baa2 / Outlook = Stable    S&P = BBB / Outlook = Stable

| | |
|---|---|
| **PSEG Power 364-Day Term Loan Outstanding [(1)]** | **$0.40B** |
| **PSEG Power Long-term Debt Outstanding** | **$1.24B** |

## PSEG Liquidity

- PSEG had approximately $3.6B of total available liquidity, including $334M of cash and cash equivalents, at September 30, 2025
- As of September 30, 2025, PSEG's variable rate debt was ~4% of total debt
- PSEG Power had net cash collateral postings of $107M at September 30, 2025

## Public Service Electric & Gas

**PSE&G Senior Secured Credit Ratings**
Moody's = A1 / Outlook = Stable    S&P = A / Outlook = Stable

| | |
|---|---|
| **PSE&G Long-term Debt Outstanding** | **$15.99B** |

## PSEG Maturity Profile 2025 - 2029



1,400
1,200
1,000
800
600
400
200
0
Principal Maturing ($ Millions)
2025
2026
2027
2028
2029
PSE&G
PSEG Power
PSEG

All data is as of September 30, 2025 unless otherwise noted.
(1) 364-Day Term Loan is at a variable rate and is included in Short-Term Debt as Commercial Paper & Loans.
Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

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PSEG Third Quarter 2025 PSEG Liquidity as of September 30, 2025 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2029 $1,000 $25 $975 PSEG Money Pool (A,B) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2029 $1,500 $444 $1,056 (A) Revolving Credit Facility (PSEG Power) March 2029 1,250 37 1,213 (C) Letter of Credit Facility (PSEG Power) April 2026 75 45 30 $2,825 $526 $2,299 Total Facilities $3,825 $551 $3,274 PSEG Money Pool Cash and Short-term Investments $61 PSE&G Cash and Short-term Investments $273 Total Liquidity Available $3,608 Total Money Pool Liquidity Available $2,360 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. (B) The PSEG sub-limit includes a sustainability linked pricing-based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions. 15 15 (C) PSEG Power has $275 million in uncommitted credit facilities with $166 million in letters of credit outstanding under these facilities.

PSEG Third Quarter 2025

# PSEG Glossary of Terms

| | |
|---|---|
| AFUDC | Allowance For Funds Used During Construction |
| AMI | Automated Metering Infrastructure |
| BGSS | Basic Gas Supply Service |
| BPU | New Jersey Board of Public Utilities |
| CAGR | Compound Annual Growth Rate |
| CEF | Clean Energy Future |
| CIP | Conservation Incentive Program |
| CWIP | Construction Work In Progress |
| E | Estimate |
| EC | Energy Cloud |
| EE | Energy Efficiency |
| EPS | Earnings Per Share |
| ESG | Environmental, Social and Governance |
| EV | Electric Vehicle |
| FERC | Federal Energy Regulatory Commission |
| FY | Full Year |
| GAAP | Generally Accepted Accounting Principles |
| GSMP | Gas System Modernization Program |
| HC | Hope Creek |
| IAP | Infrastructure Advancement Program |
| ICAP | Installed Capacity |
| LIHEAP | Low Income Home Energy Assistance Program |
| LIPA | Long Island Power Authority |
| M&R | Metering and Regulating |
| MPH | Miles Per Hour |
| MW | Megawatt |
| O&M | Operation & Maintenance |
| OSA | Operations Services Agreement |
| PB | Peach Bottom |
| PECO | PECO Energy Company |
| PJM | Pennsylvania New Jersey Maryland |
| PPA | Power Purchase Agreement |
| PTC | Production Tax Credit |
| REAP | Residential Energy Assistance Payment |
| ROE | Return on Equity |
| S | Salem |
| SHARES | Statewide Heating Assistance and Referral Energy Service |
| T&D | Transmission and Distribution |
| UCAP | Unforced Capacity |
| YE | Year End |
| YTD | Year to Date |
| ZEC | Zero Emission Certificate |

**PSEG Investor Relations**
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

Link to PSEG Investor Relations Website

Link to PSEG ESG Webpages

*The information on the PSEG Investor Relations Website and the PSEG ESG Webpages is not incorporated herein and is not part of this slide presentation or the Form 8-K to which it is an exhibit.*

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PSEG Third Quarter 2025 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation Three Months Ended Nine Months Ended (a) Includes the financial impact from positions with forward delivery months. September 30, September 30, Reconciling Items 2025 2024 2025 2024 (b) Income tax effect calculated at the statutory rate ($ millions, Unaudited) except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease Net Income $ 622 $ 520 $ 1,796 $ 1,486 related activity. (Gain) Loss on Nuclear Decommissioning Trust (NDT) Please see Slide 3 for an explanation of PSEG’s use of Fund Related Activity, pre-tax (70) (91) (190) (199) Operating Earnings as a non-GAAP financial measure (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax (20) (23) (22) 76 and how it differs from Net Income. Lease Related Activity, pre-tax - - - (4) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 33 42 83 59 Operating Earnings (non-GAAP) $ 565 $ 448 $ 1,667 $ 1,418 PSEG Fully Diluted Average Shares Outstanding (in millions) 501 500 501 500 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 1.24 $ 1.04 $ 3.59 $ 2.97 (Gain) Loss on NDT Fund Related Activity, pre-tax (0.13) (0.17) (0.38) (0.39) (a) (Gain) Loss on MTM, pre-tax (0.04) (0.05) (0.04) 0.15 Lease Related Activity, pre-tax - - - (0.01) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 0.06 0.08 0.16 0.12 Operating Earnings (non-GAAP) $ 1.13 $ 0.90 $ 3.33 $ 2.84 A 17 17

PSEG Third Quarter 2025 Reconciliation of Non-GAAP Operating Earnings PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation (a) Includes the financial impact from positions with Three Months Ended Nine Months Ended forward delivery months. Reconciling Items September 30, September 30, (b) Income tax effect calculated at the statutory rate 2025 2024 2025 2024 except for qualified NDT related activity, which records an additional 20% trust tax on income ($ millions, Unaudited) (loss) from qualified NDT Funds, and lease related activity. Net Income $ 107 $ 141 $ 403 $ 317 Please see Slide 3 for an explanation of PSEG’s use of (Gain) Loss on NDT Fund Related Activity, pre-tax (70) (91) (190) (199) Operating Earnings as a non-GAAP financial measure (a) and how it differs from Net Income. (Gain) Loss on MTM, pre-tax (20) (23) (22) 76 Lease Related Activity, pre-tax - - - (4) (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 33 42 83 59 Operating Earnings (non-GAAP) $ 50 $ 69 $ 274 $ 249 PSEG Fully Diluted Average Shares Outstanding (in millions) 501 500 501 500 B 18 18